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              [LOGO OF AMERICAN                     American Legacy III Plus                   The Lincoln National Life
                LEGACY III(R)]                    Variable Annuity Application                     Insurance Company
                                                                                                  Fort Wayne, Indiana

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
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1    Contract Options (Must select one option.)
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     [ ] American Legacy(R) Design 1 (standard)
     [ ] American Legacy(R) Design 2 (4-year surrender charge)
     [ ] American Legacy(R) Design 3 (3% enhancement)

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2a   Rights Of Accumulation (If additional space is needed, use Section 14.)
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     [ ]  I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to increased bonus credit amounts as described in the prospectus. My account numbers are: __________________________ __________________________

     [ ]  The registration of some of my shares differs. Their account numbers are:

     Account no.                               Name                                           SSN
     ________________________________________  ____________________________________________   ____________________________________

     Account no.                               Name                                           SSN
     ________________________________________  ____________________________________________   ____________________________________

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2b   Contract Owner     Note: Maximum age of Contract Owner is 85.
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     __________________________________________________   _________________________________________________________________________
     Full legal name or trust name                        Social Security number/TIN

     __________________________________________________   ______________________________________________________   [ ] Male
     Street address                                       Date of birth (mm/dd/yyyy)                               [ ] Female

     __________________________________________________   _________________________________________________________________________
     City                   State           ZIP           Home telephone number
                                                                                                              Is trust revocable?
     __________________________________________________   _______________________________________________     [ ] Yes  [ ] No
     Trustee name (required for trusts)                   Date of trust (required for trusts)

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2c   Joint Contract Owner     Note: Maximum age of Joint Contract Owner is 85.
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     __________________________________________________   _________________________________________________________________________
     Full legal name or trust name                        Social Security number/TIN

     _____________________________________________     [ ] Male   [ ] Female   [ ] Spouse   [ ] Non-Spouse
     Date of Birth (mm/dd/yyyy)

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3a   Annuitant      Note: Maximum age of Annuitant is 85. (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
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     __________________________________________________   _________________________________________________________________________
     Full legal name or trust name                        Social Security number/TIN

     __________________________________________________   ______________________________________________________   [ ] Male
     Street address                                       Date of birth (mm/dd/yyyy)                               [ ] Female

     __________________________________________________   _________________________________________________________________________
     City                    State          ZIP           Home telephone number

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3b   Contingent Annuitant     Note: Maximum age of Contingent Annuitant is 85.
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     __________________________________________________   _________________________________________________________________________
     Full legal name or trust name                        Social Security number/TIN

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4    Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
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     _____________________________________________________  ________________________________  __________________________  ______ %
     Full legal/trust name   [ ] Primary   [ ] Contingent   Relationship to Contract Owner    Date of Birth  SSN/TIN

     _____________________________________________________  ________________________________  __________________________  ______ %
     Full legal/trust name   [ ] Primary   [ ] Contingent   Relationship to Contract Owner    Date of Birth  SSN/TIN

     _____________________________________________________  ________________________________  __________________________  ______ %
     Full legal/trust name   [ ] Primary   [ ] Contingent   Relationship to Contract Owner    Date of Birth  SSN/TIN

     _________________________________________________________   ___________________________________________  Is trust revocable?
     Executor/Trustee name (required for trusts)                 Date of trust (required for trusts)          [ ] Yes   [ ] No

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5    Type of American Legacy Contract
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     Nonqualified: [ ] Initial Contribution  OR  [ ] 1035 Exchange

     Tax-Qualified (must complete plan type): [ ] Initial contribution, plan year ____ OR [ ] Transfer      OR     [ ] Rollover
                                                                                              (to same market)         (to different
                                                                                                                        market)
     Plan Type (check one): [ ] Roth IRA  [ ] Traditional IRA  [ ] Non-ERISA 403(b)* (transfers only) *Indicate plan year-end: _______________
                                                                                                                    Month/Day
     [ ] SEP  [ ] 457(f) Executive Benefit*   [ ] 457(b) Government/Nonprofit*   [ ] 403(b)* (transfers only) Other* __________

Form 30070-APP American Legacy III 09/06                               Page 1                                              AL3-APP
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6a   Allocation     (This section must be completed.)
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     Initial minimum contribution:  $10,000

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 6b. If no allocations are specified in Section 6a or 6b, the entire amount will be allocated to the Lincoln VIP Money Market Fund pending instructions from the contract owner.

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     Please allocate my contribution of: $ ___________________________________________  OR $ ___________________________
                                           Initial contribution from previous carrier            Approximate amount

     INTO THE FUND(S) BELOW       Use whole percentages
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        Lincoln Profile Funds                                          U.S. Small Cap Stocks

        _____ % Lincoln VIP Aggressive Profile Fund                    _____ % AllianceBernstein VPS Small/Mid Cap Value Portfolio

        _____ % Lincoln VIP Conservative Profile Fund                  _____ % Delaware VIP Small Cap Value Series

        _____ % Lincoln VIP Moderate Profile Fund                      _____ % Delaware VIP Trend Series

        _____ % Lincoln VIP Moderately Aggressive Profile Fund         _____ % DWS Small Cap Index VIP

        U.S. Large Cap Stocks                                          _____ % FTVIPT Franklin Small-Mid Cap Fund

        _____ % AllianceBernstein VPS Growth and Income Portfolio      _____ % Lincoln VIP Growth Opportunities Fund

        _____ % American Funds Growth Fund                             International/Global

        _____ % American Funds Growth-Income Fund                      _____ % AllianceBernstein VPS Global Technology Portfolio

        _____ % Delaware VIP U.S. Growth Series                        _____ % AllianceBernstein VPS International Value Portfolio

        _____ % Delaware VIP Value Series                              _____ % American Funds Global Growth Fund

        _____ % DWS Equity 500 Index VIP                               _____ % American Funds Global Small Capitalization Fund

        _____ % Fidelity VIP Contrafund Portfolio                      _____ % American Funds International Fund

        _____ % Fidelity VIP Growth Portfolio                          _____ % Delaware VIP Emerging Markets Series

        _____ % FTVIPT Mutual Shares Securities Fund                   _____ % Fidelity VIP Overseas Portfolio

        _____ % Lincoln VIP Capital Appreciation Fund                  _____ % FTVIPT Templeton Growth Securities Fund

        _____ % Lincoln VIP Core Fund                                  _____ % Lincoln VIP International Fund

        _____ % Lincoln VIP Equity-Income Fund                         Balanced Funds

        _____ % Lincoln VIP Growth and Income Fund                     _____ % FTVIPT Franklin Income Securities Fund

        _____ % Lincoln VIP Growth Fund                                _____ % Lincoln VIP Global Asset Allocation Fund

        _____ % Lincoln VIP Social Awareness Fund                      _____ % MFS Total Return Fund

        _____ % MFS Utilities Series                                   Fixed Income

        U.S. Mid Cap Stocks                                            _____ % American Century VIP Inflation Protection

        _____ % Baron Capital Asset Fund                               _____ % Delaware VIP Capital Reserves Series

        _____ % Delaware VIP REIT Series                               _____ % Delaware VIP Diversified Income Series

        _____ % Fidelity VIP Mid Cap Portfolio                         _____ % Delaware VIP High Yield Series

        _____ % Lincoln VIP Aggressive Growth Fund                     _____ % FTVIPT Templeton Global Income Securities Fund

        _____ % Neuberger Berman AMT Mid-Cap Growth Portfolio          _____ % Lincoln VIP Bond Fund

        _____ % Neuberger Berman AMT Regency Portfolio                 Preservation of Capital

                                                                       _____ % Fixed Account _________ years (1-10)

                                                                       _____ % Lincoln VIP Money Market Fund

                                                                             % Total (must = 100%)
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6b   Dollar Cost Averaging     (Complete only if electing DCA.)
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     $2,000 minimum required.
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     Total amount to DCA:     OR $__________      MONTHLY amount to DCA:$ ________     OVER THE FOLLOWING PERIOD: _______________
                                                                                                                   MONTHS (6-60)
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     FROM THE FOLLOWING HOLDING ACCOUNT (check one):                [ ] DCA Fixed Account  [ ] Delaware VIP High Yield Series*
     *The DCA holding account and the DCA fund elected cannot be
      the same.                                                     [ ] Lincoln VIP Money Market Fund*  [ ] Lincoln VIP Bond Fund*
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     INTO THE FUND(S) BELOW     Use whole percentages
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        Lincoln Profile Funds                                          U.S. Small Cap Stocks

        _____ % Lincoln VIP Aggressive Profile Fund                    _____ % AllianceBernstein VPS Small/Mid Cap Value Portfolio

        _____ % Lincoln VIP Conservative Profile Fund                  _____ % Delaware VIP Small Cap Value Series

        _____ % Lincoln VIP Moderate Profile Fund                      _____ % Delaware VIP Trend Series

        _____ % Lincoln VIP Moderately Aggressive Profile Fund         _____ % DWS Small Cap Index VIP

        U.S. Large Cap Stocks                                          _____ % FTVIPT Franklin Small-Mid Cap Fund

        _____ % AllianceBernstein VPS Growth and Income Portfolio      _____ % Lincoln VIP Growth Opportunities Fund

        _____ % American Funds Growth Fund                             International/Global

        _____ % American Funds Growth-Income Fund                      _____ % AllianceBernstein VPS Global Technology Portfolio

        _____ % Delaware VIP U.S. Growth Series                        _____ % AllianceBernstein VPS International Value Portfolio

        _____ % Delaware VIP Value Series                              _____ % American Funds Global Growth Fund

        _____ % DWS Equity 500 Index VIP                               _____ % American Funds Global Small Capitalization Fund

        _____ % Fidelity VIP Contrafund Portfolio                      _____ % American Funds International Fund

        _____ % Fidelity VIP Growth Portfolio                          _____ % Delaware VIP Emerging Markets Series

        _____ % FTVIPT Mutual Shares Securities Fund                   _____ % Fidelity VIP Overseas Portfolio

        _____ % Lincoln VIP Capital Appreciation Fund                  _____ % FTVIPT Templeton Growth Securities Fund

        _____ % Lincoln VIP Core Fund                                  _____ % Lincoln VIP International Fund

        _____ % Lincoln VIP Equity-Income Fund                         Balanced Funds

        _____ % Lincoln VIP Growth and Income Fund                     _____ % FTVIPT Franklin Income Securities Fund

        _____ % Lincoln VIP Growth Fund                                _____ % Lincoln VIP Global Asset Allocation Fund

        _____ % Lincoln VIP Social Awareness Fund                      _____ % MFS Total Return Fund

        _____ % MFS Utilities Series                                   Fixed Income

        U.S. Mid Cap Stocks                                            _____ % American Century VIP Inflation Protection

        _____ % Baron Capital Asset Fund                               _____ % Delaware VIP Capital Reserves Series

        _____ % Delaware VIP REIT Series                               _____ % Delaware VIP Diversified Income Series

        _____ % Fidelity VIP Mid Cap Portfolio                         _____ % Delaware VIP High Yield Series

        _____ % Lincoln VIP Aggressive Growth Fund                     _____ % FTVIPT Templeton Global Income Securities Fund

        _____ % Neuberger Berman AMT Mid-Cap Growth Portfolio          _____ % Lincoln VIP Bond Fund

        _____ % Neuberger Berman AMT Regency Portfolio                 Preservation of Capital

                                                                       _____ % Lincoln VIP Money Market Fund
                                                                             % Total (must = 100%)
                                                                       =====
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     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
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6c   Cross-Reinvestment or Portfolio Rebalancing
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     To elect either of these options, please complete the Cross-Reinvestment form [(28051)] or the Portfolio Rebalancing form [(28887)].

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7    Benefit Options
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     Death Benefits

     Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)

     [ ]  I/We hereby elect the Account Value Death Benefit.
     [ ]  I/We hereby elect the Guarantee of Principal Death Benefit/1/.
     [ ]  I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit/2/.
     [ ] I/We hereby elect the Estate Enhancement Benefit/3/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.

     Living Benefits

     One Living Benefit may be elected. i4LIFE(R) Advantage cannot be simultaneously elected with a Living Benefit. If a Living Benefit is elected, your contract may be subject to investment requirements. Please refer to the prospectus for more information.

     If a Living Benefit is elected, an owner election to reset either the 4LATER(SM) Income Base or the Lincoln SmartSecurity(R) Advantage Guaranteed Amount, as applicable, will automatically be performed by us, unless you select the manual reset option below. Anytime a reset occurs the charge for the rider may increase. If you select the manual option, you will need to notify us if you want to reset either the Income Base or Guaranteed Amount, as applicable.

     [ ]  I/We elect the manual reset of Income Base or Guaranteed Amount.

     Lincoln SmartSecurity(R) Advantage

     [ ]  I/We hereby elect the 5-year Elective Step-up/4/.  (manual reset only)
     [ ]  I/We hereby elect the 1-year Automatic Step-up/4/. (Single Life)
     [ ] I/We hereby elect the 1-year Automatic Step-up/4/. (Joint Life must be spouse as joint owner or 100% primary beneficiary)

     4LATER(SM) Advantage
     [ ]  I/We hereby elect the 4LATER(SM) Advantage/5/.

     /1/ The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and Pensions.
     /2/ The Enhanced Guaranteed Death Benefit may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.
     /3/ The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.
     /4/ If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.
     /5/ If the contract is tax-qualified, the maximum age to elect is 77. If the contract is non-qualified, the maximum age to elect is 80.

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8    Automatic Withdrawals
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     Note: Withdrawals exceeding [10%] of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. However, if electing Lincoln SmartSecurity(R) Advantage - 5-year Elective Step-up, the maximum withdrawal amount for the program is 7% without the potential for a greater reduction in the Guaranteed Amount and if electing Lincoln SmartSecurity(R) Advantage - 1-year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed Amount. Withdrawal minimum: $50 per distribution/$300 annually

     [ ] Please provide me with automatic withdrawal based on ______% (may be between 1-10%) of total contract value.
          OR  [ ] An amount of $_________________.

     Payment frequency: [ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually
                        (If frequency is not marked it will be set for Annually)

     Date of withdrawal: [ ] 5th [ ] 10th [ ] 20th (If date is not marked it will be set for the 20th.)

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

     ELECT ONE: [ ] Do withhold taxes Amount to be withheld ________
                (must be at least 10%)
                [ ] Do not withhold taxes

     ELECT ONE: [ ] Direct deposit [ ] Checking (Attach a "voided" check)
                [ ] Savings (Attach a deposit slip)

                    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                    ___________________________________________________________-
                    Bank name                              Bank telephone number

                [ ] Send check to address of record
                [ ] Send check to the following alternate address:
                    ____________________________________________________________
                    ____________________________________________________________

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9    Automatic Bank Draft
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     _______________________________________________________________     _________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _______________________________________________________________     _________________________________
     Bank name                                                                  Bank telephone number

     _____________________________________________________________________________________________________
     ABA number                       Checking account number                      $ Monthly amount

     Automatic bank draft start date: ___________________________________________ ATTACH VOIDED CHECK
                                       Month        Day (1/28)         Year

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

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10a  Telephone/Internet Authorization (Check box if this option is desired.)
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     [ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the
     Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, [American Funds Distributors, Inc.] and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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10b  Electronic Statement Authorization
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     [ ]  I/We hereby authorize and direct Lincoln Life to electronically deliver notifications: contract information/activity, annuity literature, tax information, statements, prospectuses and annual/semi-annual reports.

     _____________________________________________________________________________________________________
     E-mail address (If e-mail address is not provided, hard copy notification will be mailed.)

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11   Replacement
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     Does the applicant have any existing life policies or annuity contracts?      [ ] Yes [ ] No
     Will the proposed contract replace any existing annuity or life insurance?    [ ] Yes [ ] No
     (Attach appropriate state replacement form according to the state in which the application is signed.)

     _____________________________________________________________________________________________________
     Company name

     _____________________________________________________________________________________________________
     Plan name                                                                          Year issued

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     Fraud Warning
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     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

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12   Signatures
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     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount.
     [I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period.] Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification)
     number(s) is correct as it appears in this application.

     I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that surrender charges may apply if I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.

     _________________________________________________________________________     _______________________
     Signed at (city)                  State                                       Date (mm/dd/yyyy)

     _____________________________     _______________________________________
     Signature of Contract Owner       Joint Contract Owner (if applicable)

     _________________________________________________________________________    ________________________
     Signed at (city)                  State                                       Date (mm/dd/yyyy)

     _____________________________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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                                       FINANCIAL ADVISER MUST COMPLETE PAGE [6].
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     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
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13   Insurance in Force
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     Does the applicant have any existing life policies or annuity contracts?       [ ] Yes [ ] No
     Will the proposed contract replace any existing annuity or life insurance?     [ ] Yes [ ] No
     (Attach a state replacement form if required by the state in which the application is signed.)

                                                                                                          $
     _____________________________________________________________________________________________________________________________
     Company name                                                                   Year issued           Amount

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14   Additional Remarks
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     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

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15   American Funds/American Legacy Total Account Value (For rights of accumulation purposes.)
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     NOTICE: Tax-qualified annuity contracts and mutual fund accounts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts or accounts could result in loss of the tax-qualified status or tax penalties. Please provide us with values for only nonqualified contracts and accounts.

     My client owns a total of $ ____________________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit amount for the purchase of this contract.

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16   Dealer Information    Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                                 If more than one representative, please indicate names and percentages in Section [14].
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     [ ] 1 [ ] 2 [ ] 3 [ ] 4    OR [ ] i4Life(R) Advantage - election form must be attached.

     ______________________________________________________________________________   ____________________________________________
     Registered representative's name (print as it appears on NASD licensing)         Registered representative's telephone number

     ______________________________________________________________________________   ____________________________________________
     Client account number at dealer (if applicable)                                  Registered representative's SSN

     _____________________________________________________________________________________________________________________________
     Dealer's name

     _____________________________________________________________________________________________________________________________
     Branch address                                City                               State                         ZIP

     [ ] CHECK IF BROKER CHANGE OF ADDRESS                       Rep Code at Firm ________________________________________________

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17   Representative's Signature
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     The representative hereby certifies that he/she witnessed the signature(s) in Section [12] and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     _____________________________________________________________________________________________________________________________
     Signature

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[LOGO OF AMERICAN      Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home
 LEGACY III(R)]        office or to:

                       Lincoln Life                 By Express Mail:  Lincoln Life
                       P.O. Box 2348                                  Attention: American Legacy Operations
                       Fort Wayne, IN 46801-2348                      1300 South Clinton Street
                                                                      Fort Wayne, IN 46802

                       If you have any questions regarding this application, please call Lincoln Life at [800 826-6848].
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